UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2006.
AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51728 (Commission File Number)	43-1481791 (IRS Employer Identification No.)
100 Clark Street St. Charles, Missouri		63301
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 9, 2006, American Railcar Industries, Inc. issued a press release announcing the construction of a new flexible railcar manufacturing plant and new railcar orders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
Exhibit 99.1	Press release dated August 9, 2006 of American Railcar Industries, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2006	American Railcar Industries, Inc.
	By:	/s/ William P. Benac
		Name:	William P. Benac
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press release dated August 9, 2006 of American Railcar Industries, Inc.